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Lindner Asset Allocation Fund

Ideal for Conservative-Minded Investors
Presenting a Close-up of the Lindner Asset Allocation Fund:

The Lindner Asset Allocation Fund (formerly the Lindner Dividend Fund) was launched in June 1976, as the classic bear market of 1973-75 was beginning its recovery. The primary objective of this Fund is to provide its shareowners with current income; the Fund may be appropriate for investors seeking current income while trying to achieve capital appreciation as a secondary investment objective. The managers of the Asset Allocation Fund use a blend of equity and fixed-income investments, with a target mix of approximately 60% equity and 40% fixed income assets.

Investments include common stocks; convertible and non-convertible preferred stocks; corporate bonds; and debt securities issued or guaranteed by the US government. In recent months, as the current economic expansion became a little long in the tooth - in February 2000 it became the longest peacetime economic expansion period in the modern history of the US - the Committee has steadily moved the Fund toward investment in higher quality, lower risk securities.

For example, since spring 1999, the fixed-income portion of the Fund has been increasingly invested primarily in higher quality, shorter term bonds. The advisor has been avoiding longer duration fixed-income investments that may offer higher return, but are riskier in an environment where we find interest rates on the rise.

In terms of the Fund's equity investments, these are primarily in well-known companies demonstrating sound management, and with attractive share prices relative to the competition. (At year-end 1999, these investments included Microsoft, Wal-Mart, General Electric, Omnipoint, Nortel Networks, Procter & Gamble, Lucent, and Eastman Kodak, as examples.)

In both types of investments, equities and fixed-income, fund managers have moved investments toward higher quality and lower risk; this has tended to lower the actual cash yield for the fixed-income investments (see (link)performance and dividend charts).

Speaking for the advisor, Vice Chairman Mark Finn shared these observations with shareowners:

We strongly believe that in light of current macro-economic and market valuation conditions, the move to quality is the right trade off for the Fund as the year 2000 begins. This Fund is well positioned for a variety of long-term investment vehicles such as Individual Retirement Accounts, private pension plans and individual or family trusts.

We are always careful to balance risk and opportunity, and to exercise caution and prudence in both up and down market conditions. This Fund is intended for conservative investors and we believe these are times calling for defensive investing strategies for our shareowners. The economic cycle is now in its late stages.

The benchmarks used for comparing performance against peers and reliable, broad market indicators for the Fund managers are the Standard & Poor's 500 Stock Index (for equities) and the Lehman Brothers Intermediate Corporate Bond Aggregate (for fixed-income investments). Our objective in managing your investment in the Lindner Asset Allocation Fund is to continue to produce current income with a yield in excess of that which is earned on the S&P 500 Index or on bank savings accounts, while also being mindful of opportunities for capital appreciation as they arise.

In any of the market environments over the past 60 years we have seen breaks in investing patterns. Styles change, investments move in and out of favor. Recently, for example, the "dot-coms" have been exceedingly attractive for some investors.

In equity markets, growth and value styles will see-saw in popularity over time. Fixed-income prices (valuations) will increase and decrease over time. There will be opportunities in large-cap stocks, and then in small-cap companies. These patterns of change must be carefully monitored and continuing research is critical. We are now watching for signs of inflation. There are tradeoffs for any investment, typically risk vs. opportunity. In the case of the Lindner Asset Allocation Fund, we will typically tilt toward stronger risk management, and toward quality rather than high-yield.

Today, we see Asian and European companies growing stronger, and presenting more competition for US firms. Their demand for capital is increasing on a global basis. Could the dollar weaken over time? Will inflationary forces increase? These are important questions for fund managers. As we strive to protect capital, and preserve options for future investing opportunities, actual yield will move downward.

Our view is that short-term Treasuries, which have comparatively lower yield but are a very reliable investment, are appropriate right now. With shorter maturities, we will have capital ready to invest in emerging opportunities. This approach is designed for the bear market. To use a nautical metaphor, we could be navigating in choppy seas. As the seas rise, we can slow the boat and move through the waves at a reduced speed. As we adjust the speed, we'll get safely to shore; just a little bit slower, perhaps than other boats taking the waves head-on. But our trip will be safer and more comfortable. Our management style for this Fund will tend to be more defensive in 2000.

If you look at the equities market performance in 1999, you see that despite resounding growth overall in some of the broad-market indexes, many share prices were actually down for the year, including those of some very well-known, profitable companies with solid earnings records. The bond markets were similarly trending downward for the year. At year-end there was a growing uncertainty in the market as to future directions. In these conditions, fund managers must have a healthy respect for market valuations, especially over the long-term.

Important note: Please refer to the (link)Prospectus for the Lindner Asset Allocation Fund, or refer to the (link)Annual Report for more information. You may wish to consult with a financial planner for more information about the Fund and its appropriate use in your personal investment portfolio. Symbol: LDDVX.

This profile was first published in the
Lindner Shareowner (link)Newsletter, Winter 2000.

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